Exhibit 99.1

Smith & Wesson Brands, Inc. Reports

Third Quarter Fiscal 2025 Financial Results

•	Q3 Net Sales of $115.9 Million

•	Q3 Gross Margin of 24.1%; Non-GAAP Gross Margin of 25.1%

•	Q3 EPS of $0.04/Share; Q3 Adjusted EPS of $0.02/Share

MARYVILLE, Tenn., March 6, 2025 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the third quarter of fiscal 2025, ended January 31, 2025.

Financial Highlights

•	Net sales were $115.9 million, a decrease of $21.6 million, or 15.7%, from the comparable quarter last year.

•	Gross margin was 24.1% compared with 28.7% in the comparable quarter last year.

•	GAAP net income was $1.7 million, or $0.04 per diluted share, compared with $7.9 million, or $0.17 per diluted share, for the comparable quarter last year.

•

Non-GAAP net income was $962 thousand, or $0.02 per diluted share, compared with $8.7 million, or $0.19 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for income exclude costs related to the relocation and a gain on sale of certain real estate. For a detailed reconciliation, see the schedules that follow in this release.

•	Non-GAAP Adjusted EBITDAS was $13.3 million, or 11.5% of net sales, compared with $21.4 million, or 15.6% of net sales, for the comparable quarter last year.

Mark Smith, President and Chief Executive Officer, commented, “Our top line revenue for the third quarter came in slightly below our target range. However, lower operating expenses and leveraging of our flexible manufacturing model – which is designed to ensure solid profitability regardless of demand conditions – allowed us to deliver on EPS and EBITDAS expectations. Our new products continue to perform very well and we believe we gained share in those categories, with products introduced within the past year accounting for over 41% of sales in the quarter. We anticipate that the firearms market will remain steady at current demand levels, and we believe we are well-positioned for continued success given our industry leading innovation pipeline, disciplined cost control, state-of-the-art facilities, flexible manufacturing model, strong balance sheet, and capital allocation model of returning value to stockholders.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “While our new products continue to perform very well, we are seeing lower demand for our core product portfolio, which is negatively impacting both our top line and margins. We continue to expect full year revenue to be 5-10% lower than in fiscal 2024, which is consistent with what we said last quarter. Consistent with our capital allocation strategy, our board of directors has authorized a $0.13 per share quarterly dividend, which will be paid to stockholders of record on March 20, 2025 with payment to be made on April 3, 2025.”

Conference Call and Webcast

The company will host a conference call and webcast on March 6, 2025 to discuss its third quarter fiscal 2025 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Interested parties in North America are invited to participate by dialing 1-877-704-4453. Interested parties from outside North America are invited to participate by dialing 1-201-389-0920. Participants should dial in at least 10 minutes prior to the start of the call. A live and archived webcast of the event will be available on the company’s website at www.smith-wesson.com under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, we consider and use these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) spin related stock-based compensation, (vi) an accrued legal settlement, (vii) a gain on sale of certain real estate, (viii) Relocation expense, and (ix) the tax effect of non-GAAP adjustments; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson® and Gemtech® brands. The company also provides forging and machining services to third parties. For more information call (800) 331-0852 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, that (i) we anticipate that the firearms market will remain steady at current demand levels, (ii) we believe we are well-positioned for continued success given our industry leading innovation pipeline, disciplined cost control, state-of-the-art facilities, flexible manufacturing model, strong balance sheet and capital allocation model of returning value to stockholders, and (iii) we continue to expect full year revenue to be 5-10% lower than in fiscal 2024. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the results of the 2024 elections; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to effectively manage and execute the Relocation; our ability to introduce new products; the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2024.

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

SMITH &WESSON BRANDS, INC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of:
	January 31, 2025	April 30, 2024
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$26,704	$60,839
Accounts receivable, net of allowances for credit losses of $5 on January 31, 2025, and $0 on April 30, 2024	57,442	59,071
Inventories	198,939	160,500
Prepaid expenses and other current assets	7,988	4,973
Income tax receivable	7,627	2,495

Total current assets	298,700	287,878

Property, plant, and equipment, net of accumulated depreciation and amortization of $367,717 on January 31, 2025, and $352,615 on April 30, 2024	243,430	252,633
Intangibles, net	2,466	2,598
Goodwill	19,024	19,024
Deferred income taxes	7,312	7,249
Other assets	7,925	8,614

Total assets	$578,857	$577,996

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$25,183	$41,831
Accrued expenses and deferred revenue	26,742	26,811
Accrued payroll and incentives	8,987	17,147
Accrued profit sharing	1,630	9,098
Accrued warranty	1,436	1,813

Total current liabilities	63,978	96,700

Notes and loans payable (Note 3)	109,045	39,880
Finance lease payable, net of current portion	34,143	35,404
Other non-current liabilities	7,620	7,852

Total liabilities	214,786	179,836

Commitments and contingencies (Note 8)
Stockholders’ equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 75,680,697 issued and 44,002,703 shares outstanding on January 31, 2025 and 75,395,490 shares issued and 45,561,569 shares outstanding on April 30, 2024	76	75
Additional paid-in capital	295,348	289,994
Retained earnings	526,896	540,660
Accumulated other comprehensive income	73	73
Treasury stock, at cost (31,677,994 shares on January 31, 2025 and 29,833,921 shares on April 30, 2024)	(458,322)	(432,642)

Total stockholders’ equity	364,071	398,160

Total liabilities and stockholders’ equity	$578,857	$577,996

SMITH & WESSON BRANDS, INC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended January 31,		For the Nine Months Ended January 31,
	2025	2024	2025	2024
	(In thousands, except per share data)
Net sales	$115,885	$137,484	$333,899	$376,686
Cost of sales	87,938	98,060	247,261	275,094

Gross profit	27,947	39,424	86,638	101,592

Operating expenses:
Research and development	2,869	1,969	7,605	5,484
Selling, marketing, and distribution	10,336	10,080	29,839	31,138
General and administrative	12,999	16,063	42,480	45,571
(Gain)/loss on sale/disposition of assets	(2,382)	30	(2,521)	(1)

Total operating expenses	23,822	28,142	77,403	82,192

Operating income	4,125	11,282	9,235	19,400

Other (expense)/income, net:
Other (expense)/income, net	—	(11)	(11)	176
Interest expense, net	(1,723)	(955)	(3,875)	(1,448)

Total other expense, net	(1,723)	(966)	(3,886)	(1,272)

Income before income taxes	2,402	10,316	5,349	18,128
Income tax expense	739	2,434	1,659	4,629

Net income	$1,663	$7,882	$3,690	$13,499

Net income per share:
Basic - net income	$0.04	$0.17	$0.08	$0.29

Diluted - net income	$0.04	$0.17	$0.08	$0.29

Weighted average number of common shares outstanding:
Basic	44,038	45,618	44,627	45,901
Diluted	44,398	46,028	45,069	46,315

SMITH & WESSON BRANDS, INC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended January 31,
	2025	2024
	(In thousands)
Cash flows from operating activities:
Net income	$3,690	$13,499
Adjustments to reconcile net income to net cash (used in)/provided by operating activities:
Depreciation and amortization	23,860	24,291
(Gain)/loss on sale/disposition of assets	(2,521)	785
Recoveries on notes and accounts receivable	—	(23)
Deferred income taxes	(63)	—
Stock-based compensation expense	5,724	4,264
Non-cash sublease income	(1,287)	(139)
Changes in operating assets and liabilities:
Accounts receivable	1,629	(5,471)
Inventories	(38,439)	23,589
Prepaid expenses and other current assets	(3,015)	(4,103)
Income taxes	(5,132)	(6,079)
Accounts payable	(16,750)	11,230
Accrued payroll and incentives	(8,160)	1,332
Accrued profit sharing	(7,468)	(4,730)
Accrued expenses and deferred revenue	(456)	3,907
Accrued warranty	(377)	440
Other assets	946	595
Other non-current liabilities	(232)	(384)

Net cash (used in)/provided by operating activities	(48,051)	63,003

Cash flows from investing activities:
Payments to acquire patents and software	(150)	(164)
Proceeds from sale of property and equipment	2,668	2,877
Payments to acquire property and equipment	(14,314)	(85,188)

Net cash used in investing activities	(11,796)	(82,475)

Cash flows from financing activities:
Proceeds from loans and notes payable	70,000	50,000
Cash paid for debt issuance costs	(941)	—
Payments on finance lease obligation	(134)	(929)
Payments on notes and loans payable	—	(10,000)
Payments to acquire treasury stock	(25,468)	(9,128)
Dividend distribution	(17,375)	(16,557)
Proceeds to acquire common stock from employee stock purchase plan	749	722
Payment of employee withholding tax related to restricted stock units	(1,119)	(825)

Net cash provided by financing activities	25,712	13,283

Net decrease in cash and cash equivalents	(34,135)	(6,189)
Cash and cash equivalents, beginning of period	60,839	53,556

Cash and cash equivalents, end of period	26,704	$47,367

Supplemental disclosure of cash flow information
Cash paid for:
Interest, net of amounts capitalized	$4,219	$3,317
Income taxes	$7,098	$10,687

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Nine Months Ended
	January 31, 2025		January 31, 2024		January 31, 2025		January 31, 2024
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP net sales	$115,885		$137,484		$333,899		$376,686
Relocation	(203)		—		(4,416)		—

Non-GAAP net sales	$115,682		$137,484		$329,483		$376,686

GAAP gross profit	$27,947	24.1%	$39,424	28.7%	$86,638	25.9%	$101,592	27.0%
Relocation expenses	1,096		642		2,830		1,954
Settlement	—		—		70		3,200

Non-GAAP gross profit	$29,043	25.1%	$40,066	29.1%	$89,538	27.2%	$106,746	28.3%

GAAP operating expenses	$23,822	20.6%	$28,142	20.5%	$77,403	23.2%	$82,192	21.8%
Gain on sale of asset	2,257		—		2,257		—
Spin related stock-based compensation	—		(3)		—		(10)
Relocation expenses	(149)		(431)		(586)		(5,092)

Non-GAAP operating expenses	$25,930	22.4%	$27,708	20.2%	$79,074	24.0%	$77,090	20.5%

GAAP operating income	$4,125	3.6%	$11,282	8.2%	$9,235	2.8%	$19,400	5.2%
Gain on sale of asset	(2,257)		—		(2,257)		—
Settlement	—		—		70		3,200
Spin related stock-based compensation	—		3		—		10
Relocation expenses	1,245		1,073		3,416		7,046

Non-GAAP operating income	$3,113	2.7%	$12,358	9.0%	$10,464	3.2%	$29,656	7.9%

GAAP net income	$1,663	1.4%	$7,882	5.7%	$3,690	1.1%	$13,499	3.6%
Gain on sale of asset	(2,257)		—		(2,257)		—
Settlement	—		—		70		3,200
Spin related stock-based compensation	—		3		—		10
Relocation expenses	1,245		1,073		3,416		7,046
Tax effect of non-GAAP adjustments	311		(254)		(381)		(2,446)

Non-GAAP net income	$962	0.8%	$8,704	6.3%	$4,538	1.4%	$21,309	5.7%

GAAP net income per share—diluted	$0.04		$0.17		$0.08		$0.29
Gain on sale of asset	(0.05)		—		(0.05)		—
Settlement	—		—		—		0.07
Spin related stock-based compensation	—		—		—		—
Relocation expenses	0.03		0.02		0.08		0.15
Tax effect of non-GAAP adjustments	0.01		(0.01)		(0.01)		(0.05)

Non-GAAP net income per share—diluted	$0.02 (a)		$0.19 (a)		$0.10		$0.46

(a)	Non-GAAP net income per share does not foot due to rounding.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(in thousands)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2025	January 31, 2024	January 31, 2025	January 31, 2024
GAAP net income	$1,663	$7,882	$3,690	$13,499
Interest expense	2,355	1,615	5,881	3,404
Income tax expense	739	2,434	1,659	4,629
Depreciation and amortization	7,548	6,941	23,754	24,145
Stock-based compensation expense	2,002	1,504	5,724	4,264
Settlement	—	—	70	3,200
Gain on sale of asset	(2,257)	—	(2,257)	—
Relocation expense	1,230	1,073	3,143	5,186

Non-GAAP Adjusted EBITDAS	$13,280	$21,449	$41,664	$58,327

Non-GAAP Adjusted EBITDAS Margin	11.5%	15.6%	12.6%	15.5%

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH (USED IN) / PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2025	January 31, 2024	January 31, 2025	January 31, 2024
Net cash (used in)/provided by operating activities	$(9,839)	$25,247	$(48,051)	$63,003
Payments to acquire property and equipment	(6,310)	(18,205)	(14,314)	(85,188)

Free cash flow	$(16,149)	$7,042	$(62,365)	$(22,185)